SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                           June 3, 2005 (June 1 2005)
                         Fischer-Watt Gold Company Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                        0-22515                88-0227654
----------------------------      -----------------------   -------------------
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              1410 Cherrywood Drive
                             Coeur d'Alene ID 83814

                    (Address of principal executive offices)


                                 (208) 664-6757

               Registrant's telephone number, including area code


                                       N/A

           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  Regulation FD Disclosure

On June 1, 2005, Fischer-Watt Gold Company Inc. issued a press release relating to its having secured development funding from Nexvu Capital Corp. (Vancouver, B.C.) for development of the La Balsa copper property in Michoacan, Mexico. The press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press  Release  dated June 1, 2005,  "Fischer-Watt
                              Secures  the  Development  of La  Balsa,  Arranges
                              funding for Latin American Exploration.
----------------------------- --------------------------------------------------



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004


                Fischer-Watt Gold Company Inc.

                By:  /s/ George J. Beattie
                --------------------------------------
                      George J. Beattie, President
                      Chief Executive Officer


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                                  EXHIBIT INDEX

----------------------------- --------------------------------------------------
Exhibit Number                Description
----------------------------- --------------------------------------------------
99.1                          Press  Release  dated June 1, 2005,  "Fischer-Watt
                              Secures  the  Development  of La  Balsa / Arranges
                              funding for Latin American Exploration"
----------------------------- --------------------------------------------------








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